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                                                                   EXHIBIT 10.17


                                                                  EXECUTION COPY


                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of August 11, 1999 among MARTIN MARIETTA MATERIALS, INC. (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, certain of the parties hereto have heretofore entered into a Revolving Credit Agreement dated as of December 3, 1998 (the "Agreement");

         WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

         WHEREAS, the parties hereto desire to make the amendments specified below and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1.  Definitions; References.

         (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          (b) The following definitions are added to Section 1.01 of the Agreement, in appropriate alphabetical order:

         "YEAR 2000 COMPLIANT" means the ability to perform properly date-sensitive functions for all dates before and from and after January 1, 2000.

         "YEAR 2000 PROBLEM" means the risk that computer applications used by the Borrower, its Subsidiaries, or the suppliers and vendors of the Borrower and


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its Subsidiaries may be unable to recognize and perform properly date sensitive functions involving certain dates prior to and any date after December 31, 1999.

         SECTION 2. Extension of Facility. The date "December 2, 1999" in the definition of "Termination Date" in Section 1.01 of the Agreement is changed to "August 9, 2000."

         SECTION 3. New Pricing Schedule. The Schedule annexed hereto is hereby substituted for the Pricing Schedule as annexed to the Agreement.

         SECTION 4. Change in Conditions to Borrowing. Section 3.02(e) of the Agreement is amended to read as follows:

                  (e) the fact that, except as otherwise described by the Borrower in a writing to the Agent and waived by the Required Banks, the representations and warranties of the Borrower contained in this Agreement (except, in the case of any Borrowing subsequent to the Closing Date, the representations and warranties set forth in Sections 4.04(c), 4.05, 4.06, 4.08, 4.13, 4.14 and 4.16) shall be true on and as of the date of such Borrowing.

         SECTION 5. Updated Representations. (a) Each reference to "1997" in
Section 4.04(a) of the Agreement is replaced with "1998."

          (b) Each reference to "September 30, 1998" in Section 4.04(b) and
Section 4.04(c) of the Agreement is replaced with "March 31, 1999."

         (c) Each reference to "nine months" in Section 4.04(b) in the Agreement is replaced with "three months."

          (d) Each reference to "September 30, 1998" in the definition of "Borrower's Latest Form 10-Q" is replaced with "March 31, 1999."

          (e) The following new Section 4.16 is added to the Agreement:

         SECTION 4.16. Year 2000 Compliance. The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis and (iii) to date, implemented such plan in accordance with such timetable. The Borrower is exercising commercially reasonable efforts to cause the computer hardware and software within the critical



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         business systems of the Borrower and its Subsidiaries to be Year 2000
         Compliant. The Borrower has no reason to believe that such critical business systems will not function on any given date in a manner which would be reasonably likely to have a Material Adverse Effect.

         SECTION 6. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 8 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank in the Commitment Schedule annexed hereto. Any Bank whose Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

         SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

         (a) no Default has occurred and is continuing; and

         (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

         SECTION 8. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Agent shall have received:

         (a) duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

         (b) an opinion of Willkie Farr & Gallagher, counsel for the Borrower (or such other counsel for the Borrower as may be acceptable to the Agent)



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substantially to the effect of Exhibit E to the Agreement with reference to this
Amendment and Restatement and the Agreement as amended and restated hereby; and

          (c) all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than August 15, 1999. The Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       MARTIN MARIETTA MATERIALS, INC.


                                       By: /s/ Stephen P. Zelnak, Jr.
                                           ------------------------------------
                                           Name: Stephen P. Zelnak, Jr.
                                           Title: Chairman & CEO
                                           Address:

                                           Facsimile:



                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                       By: /s/ Robert Bottamedi
                                           ------------------------------------
                                           Name: Robert Bottamedi
                                           Title: Vice President


                                       FIRST UNION NATIONAL BANK


                                       By: /s/ G. Mendel Lay, Jr.
                                           ------------------------------------
                                           Name: G. Mendel Lay, Jr.
                                           Title: Senior Vice President



                                       WACHOVIA BANK, N.A.


                                       By: /s/ Keith A. Sherman
                                           ------------------------------------
                                           Name: Keith A. Sherman
                                           Title: Senior Vice President


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                                        BANK OF AMERICA, N.A.


                                        By: /s/ Kathryn W. Robinson
                                            ------------------------------------
                                            Name: Kathryn W. Robinson
                                            Title: Managing Director



                                        BANQUE NATIONALE DE PARIS,
                                          HOUSTON AGENCY


                                        By: /s/ Henry F. Setina
                                            ------------------------------------
                                            Name: Henry F. Setina
                                            Title: Vice President



                                        BRANCH BANKING & TRUST COMPANY


                                        By: /s/ Richard E. Fowler
                                            ------------------------------------
                                            Name: Richard E. Fowler
                                            Title: Senior Vice President



                                        CENTURA BANK


                                        By: /s/ J. Michael Dickinson
                                            ------------------------------------
                                            Name: J. Michael Dickinson
                                            Title: Corporate Banking Officer



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                                        STATE STREET BANK


                                        By: /s/ Jacqueline Kuss
                                            ------------------------------------
                                            Name: Jacqueline Kuss
                                            Title: Vice President



                                        NORWEST BANK COLORADO,
                                          NATIONAL ASSOCIATION


                                        By: /s/ Carol A. Ward
                                            ------------------------------------
                                            Name: Carol A. Ward
                                            Title: Vice President


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                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent


                                        By: /s/ Robert Bottamedi
                                            ------------------------------------
                                            Name: Robert Bottamedi
                                            Title: Vice President
                                            Address: 60 Wall Street,
                                                     New York, NY 10260
                                            Facsimile:




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                               COMMITMENT SCHEDULE


BANK                                                          COMMITMENT
----                                                          ----------
Morgan Guaranty Trust Company of New York                    $44,500,000
First Union National Bank                                     43,500,000
Wachovia Bank, N.A.                                           43,500,000
Bank of America, N.A.                                         43,500,000
Banque Nationale de Paris, Houston Agency                     25,000,000
Branch Banking & Trust Company                                25,000,000
Centura Bank                                                  25,000,000
State Street Bank                                             25,000,000
Norwest Bank Colorado, National Association                   25,000,000

                  TOTAL                                     $300,000,000


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                                PRICING SCHEDULE


         Each of "Facility Fee Rate" and "Euro-Dollar Margin" means, for any day, the rate set forth below (in basis points per annum) in the row opposite such term and in the column corresponding to the Pricing Level that apply for such day:

---------------------------------------------------------------------------------------
PRICING LEVEL                                          LEVEL I     LEVEL II   LEVEL III
---------------------------------------------------------------------------------------

Facility Fee Rate                                         7.0          8.0        11.0
---------------------------------------------------------------------------------------

Euro-Dollar Margin
     if Utilization is less than 25%                     18.0         27.0        39.0
     if Utilization is greater than or equal to 25%      38.0         47.0        64.0
---------------------------------------------------------------------------------------

For purposes of this Schedule, the following terms have the following meanings, subject to the further provisions of this Schedule:

         "LEVEL I PRICING" applies at any date if, at such date, the Borrower's long-term debt is rated A or higher by S&P and no lower than A3 by Moody's or A2 or higher by Moody's and no lower than A- by S&P.

         "LEVEL II PRICING" applies at any date if, at such date, (i) the Borrower's long-term debt is rated A- or higher by S&P and no lower than Baa1 by Moody's or A3 or higher by Moody's and no lower than BBB+ by S&P and (ii) Level I Pricing does not apply.

         "LEVEL III PRICING" applies at any date if, at such date, neither Level I Pricing nor Level II Pricing applies.

         "MOODY'S" means Moody's Investors Service, Inc.

         "PRICING LEVEL" refers to the determination of which of Level I, Level II or Level III applies at any date.

         "S&P" means Standard & Poor's Ratings Group.

         "UTILIZATION" means, at any date, the percentage equivalent of a fraction the numerator of which is the aggregate outstanding principal amount of the Loans at such date and the denominator of which is the aggregate amount of the Commitments at such date. If for any reason any Loans remain outstanding


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following termination of the Commitments, Utilization shall be deemed to be in excess of 25%.

         The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day. The ratings in effect for any day are those in effect at the close of business on such day, and the Euro-Dollar Margin and Facility Fee Rate may change from time to time during any Interest Period as a result of changes in the Pricing Level during such Interest Period.



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